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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):
                        April 19, 2006 (April 17, 2006)


                           FIRST BANCTRUST CORPORATION
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             (Exact name of registrant as specified in its charter)


         DELAWARE                     000-32535                   37-1406661
State or other jurisdiction          (Commission                (IRS Employer
     of Incorporation                File Number)            Identification No.)

                    206 SOUTH CENTRAL AVENUE, PARIS, IL 61944
             ------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (217) 465-6381
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:



/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

         Effective April 17, 2006, John Graham, previously a director for First Bank & Trust, the Company's wholly-owned bank subsidiary, was also appointed to First BancTrust's, the holding company's, Board of Directors. Mr. Graham will serve on the Company's audit and compensation committees.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FIRST BANCTRUST CORPORATION



Dated:  April 19, 2006                  /s/ Terry J. Howard
                                        -------------------------------------
                                        Terry J. Howard
                                        President and Chief Executive Officer